Exhibit 4.1

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or as hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CLASS A COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF GREENSKY, INC. EXECUTIVE VICE PRESIDENT CHIEF LEGAL OFFICER CHIEF EXECUTIVE OFFICER CUSIP 000000 000 GREENSKY, INC. DELAWARE “SPECIMEN” THIS CERTIFIES THAT IS THE OWNER OF 0000001 CORPORATE SEAL COUNTERSIGNED AND REGISTERED CONTINENTAL STOCK TRANSFER & TRUST COMPANY (New York, and N.Y.) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by the entireties IT TEN - as joint tenants with right of survivorship and not as tenants in common TTEE -trustee under Agreement dated UNIF GIFT MIN ACT- Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE. Shares of the common stock represented by this certificate and do hereby irrevocably constitute and appoint                           , attorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises. DATED NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. SIGNATURE GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.